Virtus Newfleet High Yield Fund,

a series of Virtus Opportunities Trust

Supplement dated August 27, 2019 to the Prospectuses dated January 28, 2019, as supplemented

Important Notice To Investors

Effective August 30, 2019, William J. Eastwood and Eric Hess will be added as portfolio managers of Virtus Newfleet High Yield Fund (the “Fund”). Also effective August 30, 2019, Jonathan R. Stanley will no longer serve as a portfolio manager of the Fund; all references to Mr. Stanley as portfolio manager of the Fund will be removed from the Fund’s summary and statutory prospectuses.

Accordingly, the following disclosure will be added under “Portfolio Management” in the Fund’s summary prospectus and in the summary section of the statutory prospectus:

>        William J. Eastwood, CFA, Senior Managing Director and Director of Trading of Newfleet. Mr. Eastwood has served as Portfolio Manager of the fund since August 2019.

>        Eric Hess, CFA, Managing Director and Credit Analyst of Newfleet. Mr. Hess has served as Portfolio Manager of the fund since August 2019.

In the section “Portfolio Management” beginning on page 162 of the statutory prospectus, the table under the subheading “Newfleet” will be amended for the Fund with the following:

Virtus Newfleet High Yield Fund	David L. Albrycht, CFA (since 2011) William J. Eastwood, CFA (since August 2019) Eric Hess, CFA (since August 2019) Kyle A. Jennings, CFA (since 2011) Francesco Ossino (since 2012)

The portfolio manager biographies under the referenced table will be amended by adding the following information for Mr. Eastwood and Mr. Hess:

William J. Eastwood, CFA. William Eastwood is a senior managing director and head of trading at Newfleet with trading responsibilities primarily for leveraged finance. In addition, Mr. Eastwood is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in both separately managed and pooled vehicles, as well as mutual funds, through a number of subadvisory relationships. Mr. Eastwood joined Newfleet in 2011 as a senior fixed income trader. Prior to joining Newfleet, he served as a senior fixed income trader at several firms, including Neuberger Berman, PPM America, and Phoenix Investment Counsel.

Eric Hess, CFA. Eric Hess is a managing director and credit analyst at Newfleet and sector head of high yield credit. He is also responsible for the oil and gas, power, and utility industries. In addition, Mr. Hess is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in both separately managed and pooled vehicles, as well as mutual funds, through a number of subadvisory relationships. Prior to joining Newfleet in 2011, Mr. Hess was on the fixed income team at Goodwin Capital Advisers. He joined Goodwin Capital’s corporate credit research group in 2010.  Previous to joining Goodwin, he was a credit analyst for The Travelers Companies.

All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks, will remain unchanged.

Investors should retain this supplement for future reference.

VOT 8020/NewfleetHYPMChanges (8/2019)

Virtus Newfleet High Yield Fund,

a series of Virtus Opportunities Trust

Supplement dated August 27, 2019 to the Statement of Additional Information

(“SAI”) dated January 29, 2019, as supplemented

Important Notice to Investors

Effective August 30, 2019, William J. Eastwood and Eric Hess will be added as portfolio managers of Virtus Newfleet High Yield Fund (the “Fund”). Also effective August 30, 2019, Jonathan R. Stanley will no longer serve as a portfolio manager of the Fund; all references to Mr. Stanley as portfolio manager of the Fund will be removed from the Fund’s SAI.

The disclosure in the table under “Portfolio Managers” beginning on page 104 of the SAI will be amended by adding Mr. Eastwood and Mr. Hess as portfolio managers of the Fund.

The “Other Accounts Managed (No Performance-Based Fees)” table beginning on page 106 of the SAI will be amended by adding a row for each of Mr. Eastwood and Mr. Hess with the following information, and an associated footnote:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William J. Eastwood*	0	N/A	0	N/A	0	N/A
Eric Hess*	0	N/A	0	N/A	0	N/A

*As of July 31, 2019.

The disclosure in the table under “Portfolio Manager Fund Ownership” beginning on page 108 of the SAI will be amended by adding a row showing the following information for each of Mr. Eastwood and Mr. Hess, and an associated footnote:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies	Total Range of Ownership
William J. Eastwood	Newfleet High Yield Fund – None	None	None
Eric Hess*	Newfleet High Yield Fund – None	None	None

*As of July 31, 2019.

Investors should retain this supplement with the SAI for future reference.

VOT 8020B/NewfleetHYPMChanges (8/2019)